WARRANTY BILL OF SALE
relating to that Boeing 737-800 Aircraft,
manufacturer's serial number 29922

December 23, 2019

KNOW ALL MEN BY THESE PRESENTS:

THAT for and in consideration of good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Wilmington Trust SP Services (Dublin) Limited, not in its individual capacity but solely as owner trustee (“Seller”) does, on the date hereof, grant, convey, transfer, bargain, sell, deliver and set over to KG Aircraft Rotables Co., Ltd. (“Buyer”) all of Seller’s right, title and interest in and to the one Boeing 737-800 aircraft bearing manufacturer’s serial number 29922, equipped with two CFM56-7B24 aircraft engines bearing manufacturer’s serial numbers 890420 and 890421, including all parts, components, appliances, accessories, instruments, furnishings, alterations and other items of equipment installed in or attached thereto, and all Aircraft Documents related thereto (collectively the “Aircraft”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in that certain Purchase Agreement dated as of December 13, 2019, among Seller and Buyer (the “Agreement”).

TO HAVE AND TO HOLD said Aircraft unto Buyer, its successors and assigns, for its and their own use forever.

THAT Seller hereby warrants to Buyer, its successors and assigns, that it is the holder of good and marketable title to the Aircraft and has the right to sell the same as aforesaid and that this Warranty Bill of Sale conveys to Buyer on the date hereof, good and marketable title to the Aircraft, free and clear of all Liens, encumbrances and rights of others, and that Seller will warrant and defend such title forever against all claims and demands whatsoever.

This Warranty Bill of Sale shall be governed by the laws of the State of New York, U.S.A, without giving effect to its conflicts-of-laws principles.

IN WITNESS WHEREOF, Seller has caused this Warranty Bill of Sale to be executed by its duly authorized officers as of the date first written above.

Wilmington Trust SP Services (Dublin) Limited, not in its individual capacity but solely as owner trustee (Seller)

By:    /s/ Claudio Borza
Name:    Claudio Borza
Title:    Director

ACKNOWLEDGMENT OF DELIVERY

December 23, 2019

By this Acknowledgment of Delivery, Wilmington Trust SP Services (Dublin) Limited, not in its individual capacity but solely as owner trustee (the “Seller”), and KG Aircraft Rotables Co, Ltd. (the “Buyer”), acknowledge that pursuant to that certain Purchase Agreement dated as of December 13, 2019, among Seller and Buyer, (the “Agreement”), Seller does hereby deliver to Buyer and Buyer does hereby accept the following in all respects under the Agreement:

One Boeing model 737-800 aircraft bearing manufacturer’s serial number 29922 and equipped with two CFM56-7B24 aircraft engines bearing manufacturer’s serial numbers 890420 and 890421, including all parts, components, appliances, accessories, instruments, furnishings, alterations and other items of equipment installed in or attached thereto, and all Aircraft Documents related thereto (collectively the “Aircraft”).

Buyer has accepted delivery of the Aircraft at 14:40 hours G.M.T. at St. Athan, United Kingdom. Accordingly, as of the date hereof, Seller has delivered the Aircraft to Buyer and that the Closing Date as defined and set forth in the Agreement has occurred. Buyer hereby declares that the Aircraft is acceptable and does conform to the Agreement in all respects.

This Acknowledgment of Delivery may be signed in one or more counterparts with the same effect as if the signatures to each counterpart were upon a single instrument. All counterparts shall, taken together, be considered an original of this Acknowledgment of Delivery. All capitalized terms used herein not otherwise defined shall have the same meaning as that given in the Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have duly executed this Acknowledgment of Delivery as of the date first written above.

Wilmington Trust SP Services (Dublin) Limited, not in its individual capacity but solely as owner trustee (Seller)

By:    /s/ Claudio Borza
Name:    Claudio Borza
Title:    Director

KG Aircraft Rotables Co., Ltd. (Buyer)

By:    /s/ Donal O’Doherty
Name:    Donal O’Doherty
Title:    Managing Director

CERTIFICATE OF TECHNICAL ACCEPTANCE
relating to that Boeing 737-800 Aircraft,
manufacturer's serial number 29922 (the "Aircraft")

December 13th, 2019

This Certificate of Technical Acceptance (this “Certificate”) is delivered on the date set out below by KG Aircraft Rotables Co., Ltd. (“Buyer”), to Wilmington Trust SP Services (Dublin) Limited, not in its individual capacity but solely as owner trustee (“Seller”), pursuant to that certain Purchase Agreement dated December 13th, 2019 between Buyer and Seller (the “Agreement”). The capitalized terms used in this Certificate shall have the meaning given to such terms in the Agreement.

(a)	Buyer has inspected the Aircraft [in accordance with the provisions of Section 4 of the Agreement at Ulaanbaatar, Mongolia and determined that the Aircraft was satisfactory to Buyer; and

(b)	Buyer has inspected all of the Aircraft Documents and found them to be complete and satisfactory.

IN WITNESS WHEREOF, Buyer has, by its duly authorized representative, executed this Certificate on the date first written above.

KG Aircraft Rotables Co., Ltd. (Buyer)

By:    /s/ Donal O’Doherty
Name:    Donal O’Doherty
Title:    Managing Director

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